Intangible Assets - Estimated Amortization Expense (Detail) $ in Millions	Dec. 31, 2016 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2017	$ 171
2018	138
2019	109
2020	86
2021	$ 65